AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
April 2016
For the month of April 2016, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.22% and a net return of 0.18%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.38% for the month.
April gross relative performance: -0.16%
Performance for periods ended April 30, 2016 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	3.08%	3.10%	2.75%	3.96%	5.37%
HIT Total Net Rate of Return	2.93%	2.65%	2.31%	3.51%	4.92%
Barclays Capital Aggregate Bond Index	3.43%	2.72%	2.29%	3.60%	4.95%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

Positive contributions to the HIT's performance included:
•	The HIT's ongoing yield advantage over the Barclays Aggregate.
•
Agency multifamily mortgage-backed securities' performance as spreads to Treasuries tightened. Spreads tightened by 10 and 3 basis points (bps), respectively, on FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates. Fannie Mae multifamily DUS spreads also tightened across all structures, with the spread on the benchmark Fannie Mae 10/9.5 falling by 6 bps. The HIT had 20.5% of its portfolio invested in DUS securities across various structures at the end of April.

•	The portfolio's relative short duration as interest rates rose across the curve. Two-, 5-, 10-, and 30-year Treasury rates increased by 6, 9, 7, and 7 bps, respectively.
Negative contributions to the HIT's performance included:
•
Performance by corporate bonds, the best performing major sector in the Barclays Aggregate – posting excess returns of 150 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 25.0% of the index as of April 30, 2016.

•	The portfolio's overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA,

AFL-CIO HOUSING INVESTMENT TRUST                                  April 2016 Performance Commentary

AA, A, and BBB) of the Barclays Aggregate. Those returns were 8, 61, 109, and 193 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Over 95% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to approximately 71% for the Barclays Aggregate at the end of April.

•
Performance by agency single family mortgage-backed securities (RMBS), the second best performing major sector in the index with excess returns of 16 bps.  The HIT was underweight to this sector with a 21.6% allocation versus 28.0% in the Barclays Aggregate as of the end of April.

April 2016 Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.11%	0	6.14
Agencies	0.26%	28	4.04
Single family agency MBS (RMBS)	0.16%	16	3.13
Corporates	1.37%	150	7.33
Commercial MBS (CMBS)	0.38%	43	5.30
Asset-backed securities (ABS)	0.24%	21	2.29
Source: Bloomberg L.P.

Change in Treasury Yields
Maturity	03/31/16	4/30/16	Change
1 Month	0.170%	0.155%	-0.015%
3 Month	0.201%	0.211%	0.010%
6 Month	0.378%	0.383%	0.005%
1 Year	0.583%	0.552%	-0.031%
2 Year	0.723%	0.784%	0.061%
3 Year	0.854%	0.935%	0.082%
5 Year	1.206%	1.295%	0.089%
7 Year	1.534%	1.617%	0.082%
10 Year	1.770%	1.834%	0.065%
30 Year	2.612%	2.678%	0.066%
              Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.
This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.